INDIANA GAS COMPANY, INC.


                                  $ 70,000,000

  7.15% Senior Insured Quarterly Notes due December 15, 2015 (the "2015 Notes")

  7.45% Senior Insured Quarterly Notes due December 16, 2030 (the "2030 Notes")


                               PURCHASE AGREEMENT

                                                              December 21, 2000

EDWARD D. JONES & CO., L.P.
12555 Manchester Road
St. Louis, Missouri  63131

Ladies and Gentlemen:

         Indiana Gas Company, Inc., a corporation incorporated in Indiana and Ohio (the "Company"), confirms its agreement with Edward D. Jones & Co., L.P. (the "Underwriter"), with respect to the issue and sale by the Company and the purchase by the Underwriter of $20,000,000 aggregate principal amount of the 2015 Notes and $50,000,000 aggregate principal amount of the 2030 Notes (collectively, the "Securities"). The Securities are to be issued pursuant to an indenture, dated as of February 1, 1991, between the Company and U.S. Bank Trust National Association (formerly known as First Trust National Association, which was formerly known as Bank of America Illinois, which was formerly known as Continental Bank, National Association), as Trustee (the "Trustee"), as amended by the second and the fifth supplemental indentures thereto (collectively, the "Indenture").

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-82111) for the registration of the offer and sale of certain debt securities, including the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such post-effective amendments thereto as may be required prior to the date hereof. Such registration statement (as amended, if applicable) has been declared effective by the Commission, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and the other matters set forth therein, pursuant to Rule 424(b) under the 1933 Act Regulations. The final prospectus and the final prospectus supplement relating to the Securities, in the forms first furnished to the Underwriter by the Company for use in connection with the Securities, are collectively referred to herein as the "Prospectus", and such registration statement, in the form in which it became effective, is herein called the
"Registration Statement"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the date of this Agreement. A "preliminary prospectus" shall be deemed to refer to any prospectus that omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and that was used after such effectiveness and prior to the initial delivery of the Prospectus to the Underwriter by the Company.

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the date of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, after the date of this Agreement.

SECTION 1.        Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to the Underwriter as of the date hereof and as of the Closing Time (as defined in Section 2(b)), and agrees with the Underwriter, as follows:

          (i) Compliance with Registration Requirements. The requirements for use of Form S-3 under the 1933 Act have been satisfied. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (ii) Registration Statement and Prospectus. At the respective times the Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) became effective, at the date hereof and at the Closing Time, the Registration Statement and any amendments thereto complied, comply and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act and did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time, neither the Prospectus nor any amendment or supplement thereto included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the Prospectus.

          Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriter for use in connection with the offering of Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (iii) Incorporated Documents. The documents incorporated by reference in the Registration Statement or the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement or the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iv) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

          (v) No Material Adverse Changes. Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company (other than any changes in long-term debt resulting from the issuance of Securities pursuant to this Agreement) or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus.

          (vi) Due Incorporation and Good Standing. The Company has been duly incorporated and is validly existing as a corporation under the laws of the jurisdictions of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and to enter into and consummate the transactions contemplated under this Agreement and the Indenture.

          (vii) Capitalization. The Company has an authorized capitalization as set forth in the Prospectus. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (viii) Authorization and Validity of Securities. The Securities have been duly authorized, and, when issued and delivered pursuant to this
     Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and will be entitled to the benefits provided by the Indenture. The Indenture has been duly authorized, executed and delivered  by the  Company  and  duly  qualified  under  the  1939  Act and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Indenture and the Securities conform in all material respects to the descriptions thereof contained in the Prospectus.

          (ix)  Authorization  of  Agreement.   This  Agreement  has  been  duly
     authorized, executed and delivered by the Company.

          (x) Accuracy of Descriptions. The statements set forth in the Prospectus under the captions "Description of the Debt Securities" and "Description of the IQ Notes", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

          (xi) Absence of Defaults. Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation, as amended, or By-Laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which it is a party or by which it or any of its property or assets may be bound.

          (xii) Non-Contravention. The issue and sale of the Securities by the Company and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation, as amended, or By-Laws of the Company or any of its subsidiaries or any of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the property or assets of the Company or any of its subsidiaries. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been already obtained or as may be required under the 1933 Act or the 1939 Act or state securities laws.

          (xiii) Absence of Proceedings. Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of the property or assets of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (xiv) Investment Company Act. The Company is not, and after giving effect to the issue and sale of the Securities will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xv) Compliance with Registration Amount. The aggregate amount of Securities issued and sold by the Company hereunder and any other debt securities of the Company issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

          (xvi) Independent Accountants. Arthur Andersen LLP, who have certified certain consolidated financial statements of the Company and its subsidiaries, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (xvii) Indiana Commission Order. The order of the Indiana Utility Regulatory Commission (the "Indiana Commission"), dated December 29, 1998, authorizing the Company, among other things, to issue up to $100,000,000 of debt securities, including the Securities (the "Indiana Commission Order"), is in full force and effect and is not the subject of any appeal or other proceeding.

          (xviii) Ohio Commission Order. The order of the Public Utilities Commission of Ohio (the "Ohio Commission"), dated November 21, 2000, authorizing the Company, among other things, to issue up to $70,000,000 of debt securities, including the Securities (the "Ohio Commission Order"), is in full force and effect and is not the subject of any appeal or other proceeding.

          (xix) Insurance Policy. The Company has duly authorized all necessary action to be taken by it for the procurement of an irrevocable financial guarantee insurance policy for the Securities (the "Insurance Policy") issued by Ambac Assurance Corporation (the "Insurer"), insuring the payment of principal of and interest on the Securities, when due, and mandatory redemption payments for interests in the Securities at the option of representatives of deceased owners thereof.

     (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriter; Closing.

     (a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, $20,000,000 aggregate principal amount of the 2015 Notes at 97.60% of the principal amount thereof and $50,000,000 aggregate principal amount of the 2030 Notes at 96.85% of the principal amount thereof. Each series of Securities will have the terms specified in Schedule A hereto.

     (b) Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York, 10048-0557, or at such other place as shall be agreed upon by the Underwriter and the Company, at 9:00 A.M. (Eastern time) on December 28, 2000, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called the "Closing Time").

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Underwriter for its account of global certificates for the Securities being purchased by the Underwriter.

     (c) Denominations; Registration. Global certificates for the Securities shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Underwriter may request in writing at least one full business day before the Closing Time. The Securities will be made available for examination and, if applicable, packaging by the Underwriter in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

     SECTION 3. Covenants of the Company. The Company covenants with the Underwriter as follows:

     (a) Filing and Delivery of Prospectus Supplement. Immediately following the execution of this Agreement, the Company will prepare a prospectus supplement, in form approved by the Underwriter, setting forth the principal amount of Securities and their terms not otherwise specified in the base prospectus, the Underwriter's name, the price at which the Securities are to be purchased by the Underwriter from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Underwriter and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the prospectus supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the Underwriter as many copies of the Prospectus as the Underwriter shall reasonably request.

     (b) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(c), will notify the Underwriter immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (c) Notice and Filing of Amendments. The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall object.

     (d) Delivery of Registration Statements. The Company has furnished or will deliver to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the Underwriter may reasonably request. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Delivery of Prospectuses. The Company will deliver to the Underwriter, without charge, as many copies of each preliminary prospectus as the Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented, if applicable) as the Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (f) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1934 Act and the rules and regulations of the Commission thereunder so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(c), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriter, without charge, such number of copies of such amendment or supplement as the Underwriter may reasonably request.

     (g) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Underwriter may designate and to maintain such qualifications in effect for as long as may be required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement. The Company will also supply the Underwriter with such information as is necessary for the determination of the legality of the
Securities for investment under the laws of such jurisdictions as the Underwriter may request.

     (h) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (i) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

     (j) Restriction on Sale of Securities. During a period of 15 days from the date of the Prospectus, the Company will not, without the prior written consent of the Underwriter, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise transfer or dispose of, any debt securities, or any securities convertible into or exchangeable or exercisable for any debt securities, of the Company.

     (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

     SECTION 4. Payment of Expenses.

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriter, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriter of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vii) the fees and expenses payable to the Insurer in connection with the issuance of the Insurance Policy, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, and (ix) any fees payable in connection with the rating of the Securities or the acceptance of the Securities for clearance and settlement through the facilities of The Depository Trust Company.

     (b) Termination of Agreement. If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriter for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

     SECTION 5. Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement has become effective under the 1933 Act and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings therefor shall have been initiated or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. The Prospectus containing the information relating to the description of the Securities, including the specific method of distribution and similar matters, shall have been filed with the Commission in accordance with Rule 424(b).

     (b) Opinion of Counsel for Company. At Closing Time, the Underwriter shall have received the favorable opinions, dated as of Closing Time, of (i) Barnes & Thornburg, Indiana counsel for the Company, or such other counsel as is satisfactory to counsel for the Underwriter, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriter may reasonably request and
(ii) Kegler, Brown, Hill & Ritter and/or McNees, Wallace & Nurick, Ohio counsel for the Company, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriter may reasonably request. Any of such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (c) Opinion of Counsel for Underwriter. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Brown & Wood LLP, counsel for the Underwriter, with respect to the matters set forth in the first clause of paragraph (i), and in paragraphs (iv), (v), (vi), (ix) and
(xiii), of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Underwriter. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (d) Opinion of Counsel for Insurer. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Kevin Doyle, General Counsel for the Insurer, to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriter may reasonably request.

     (e) Officers' Certificate. At Closing Time, neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material change in the capital stock or long-term debt of the Company (other than any changes in long-term debt resulting from the issuance of Securities pursuant to this Agreement) or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of officers of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change or development, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time,
(iii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

     (f) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Underwriter shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (g) Bring-down Comfort Letter. At Closing Time, the Underwriter shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (h) Maintenance of Rating. At Closing Time, the Securities shall be rated at least Aaa by Moody's Investors Service Inc. and AAA by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and the Company shall have delivered to the Underwriter a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Underwriter, confirming that the Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Securities or any of the Company's other securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any of the Company's other securities.

     (i) Evidence of Insurance Policy. At Closing Time, the Underwriter shall have received evidence that the Insurance Policy has been issued by the Insurer with terms theretofore agreed upon by the Company, the Insurer and the Underwriter.

     (j) Additional Documents. At Closing Time, counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

     (k) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 4, 6, 7, 8 and 12 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.

     (a) Indemnification of Underwriter. The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) Indemnification of Company, Directors and Officers. The Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriter.

     SECTION 9. Termination of Agreement.

     (a) Termination; General. The Underwriter may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
(ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or a national securities exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities, or (v) if the rating assigned by any nationally recognized statistical rating organization to any securities (including the Securities) of the Company as of the date of this Agreement has been lowered or withdrawn since that date or if any such rating agency shall have publicly announced since that date that it has under surveillance or review its rating of the Securities or other securities of the Company.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 4, 6, 7, 8 and 12 shall survive such termination and remain in full force and effect.

     SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the
Underwriter shall be directed to Edward D. Jones & Co., L.P., 12555 Manchester Road, St. Louis, Missouri 63131, Attention: T. William Hizar, Jr.; and notices to the Company shall be directed to it at Indiana Gas Company, Inc., 20 N.W. Fourth Street, Evansville, Indiana 47702-0209, Attention: Vice President and Treasurer.

     SECTION 11. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriter and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 12. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 13. Effect of Headings. The Section and paragraph headings herein are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Company in accordance with its terms.

                                                  Very truly yours,

                                                  INDIANA GAS COMPANY, INC.



                                                  By /s/
                                                  ------------------------------
                                                     Title:

CONFIRMED AND ACCEPTED,
  as of the date first above written:

EDWARD D. JONES & CO., L.P.


By  /s/
  -------------------------------------
       Authorized Signatory

                                   SCHEDULE A

                            INDIANA GAS COMPANY, INC.

                  7.15% Senior Insured Quarterly Notes due 2015

1. The initial public offering price of the 2015 Notes shall be 100% of the principal amount thereof, plus accrued interest, if any, from December 28, 2000.

2. The interest rate on the 2015 Notes shall be 7.15% per annum, payable quarterly on March 15, June 15, September 15 and December 15.

3.   The stated maturity date of the 2015 Notes shall be December 15, 2015.

4. The 2015 Notes will be subject to redemption at the option of the Company on or after December 15, 2004 and at the option of representatives of deceased owners of beneficial interests in the 2015 Notes, in each case at 100% of the principal amount thereof plus any accrued interest.




                            INDIANA GAS COMPANY, INC.

                  7.45% Senior Insured Quarterly Notes due 2030

1. The initial public offering price of the 2030 Notes shall be 100% of the principal amount thereof, plus accrued interest, if any, from December 28, 2000.

2. The interest rate on the 2030 Notes shall be 7.45% per annum, payable quarterly on March 15, June 15, September 15 and December 15.

3.   The stated maturity date of the 2030 Notes shall be December 16, 2030.

4. The 2030 Notes will be subject to redemption at the option of the Company on or after December 15, 2005 and at the option of representatives of deceased owners of beneficial interests in the 2030 Notes, in each case at 100% of the principal amount thereof plus any accrued interest.

                                                                      EXHIBIT A

                  FORM OF OPINION OF INDIANA COUNSEL TO COMPANY

     The opinion of Indiana counsel to the Company pursuant to Section 5(b)(i) of the Purchase Agreement shall be to the effect that:

          (a) The Company has been duly incorporated and is validly existing as a corporation under the laws of Indiana, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

          (b) The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

          (c) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (d) The Purchase Agreement has been duly authorized, executed and delivered by the Company;

          (e) The Securities have been duly authorized and, when duly executed, authenticated, issued and delivered by the Company, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Indenture and the Securities conform to the descriptions thereof in the Prospectus;

          (f) The Indenture, including the fifth supplemental indenture thereto, has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to (i) the United States Bankruptcy Code, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally and (ii) general equitable principles (regardless of whether such enforcement is considered in a proceeding at law or in equity) and to judicial discretion. The Indenture has been duly qualified under the Trust Indenture Act. All taxes and fees required to be paid with respect to the execution of the Indenture and the issuance of the Securities have been paid;

          (g) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture and the Purchase Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation, as amended, of the Company or the By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

          (h) The Company, its sole shareholder Vectren Utility Holding Company and its parent Vectren Corporation, are presently exempt from the provisions of the Public Utility Holding Company Act of 1935, as amended (except Section 9 thereof), which would otherwise require them to register thereunder; and the Company's gas distribution activities are exempt from or do not require compliance with the provisions of the Natural Gas Act;

          (i) The statements set forth in the Prospectus under the captions "Description of the Debt Securities" and "Description of the Notes", insofar as they purport to constitute a summary of the terms of the Securities, and under the two captions "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

          (j) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

          (k) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules, financial data or statistical information therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and although they are not passing upon and do not assume any responsibility for the accuracy and completeness of the statements contained in such documents, such counsel advises the Underwriter that on the basis of the discussions and inquiries concerning various legal and related subjects and reviews of and reports on certain corporate records, documents and proceedings and conferences with representatives of the Company at which certain portions of such documents were discussed (relying as to certain facts relevant to a determination of materiality upon the representations of the Company), no facts have come to such counsel's attention which would lead them to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

          (l) The Indiana Commission Order is in full force and effect and is sufficient to permit the Company to enter into and perform the transactions contemplated by the Purchase Agreement; and no other consent, approval, authorization, order, registration or qualification of any court or governmental agency or body is required for solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by the Purchase Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Securities as contemplated by the Purchase Agreement; and

          (m) The Registration Statement and the Prospectus (other than the financial statements and related schedules, financial data or statistical information therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations thereunder; further, although they are not passing upon and do not assume any responsibility for the accuracy and completeness of the statements contained in the Registration Statement and the Prospectus, such counsel advises the Underwriter on the basis of the discussions and inquiries concerning various legal and related subjects and reviews of and reports on certain corporate records, documents and proceedings and conferences with representatives of the Company at which certain portions of the Registration Statement and the Prospectus were discussed (relying as to certain facts relevant to a determination of materiality upon the representations of the Company), no facts have come to such counsel's attention which would lead them to believe that (A) as of the later of the date of effectiveness of the Registration Statement or any amendment thereto or the date of filing of an annual report of the Company on Form 10-K or any amendment thereto, the Registration Statement and any amendment thereto (other than the financial statements and related schedules, financial data or statistical information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of its date, the Prospectus (other than the financial statements and related schedules therein, financial data or statistical information, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading or (C) as of the date hereof either the Registration Statement or the Prospectus (other than the financial statements and related schedules, financial data or statistical information therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

     Terms capitalized but not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement. In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of public officials.

                                                                       EXHIBIT B

                   FORM OF OPINION OF OHIO COUNSEL TO COMPANY

     The opinion of Ohio counsel to the Company pursuant to Section 5(b)(ii) of the Purchase Agreement shall be to the effect that:

          (a) The Company has been duly incorporated and is validly existing as a corporation under the laws of Ohio, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

          (b) The Purchase Agreement has been duly authorized, executed and delivered by the Company;

          (c) The Securities have been duly authorized by the Company;

          (d) The Indenture, including the fifth supplemental indenture thereto, has been duly authorized, executed and delivered by the parties thereto;

          (e) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture and the Purchase Agreement and the consummation of the transactions therein contemplated will not result in any violation of the provisions of the Articles of Incorporation, as amended, of the Company or the By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and

          (f) The Ohio Commission Order is in full force and effect and is sufficient to permit the Company to enter into and perform the transactions contemplated by the Purchase Agreement; and the period has expired during which any proceeding to review, suspend, limit, modify, restrict or revoke the Ohio Commission Order may be instituted as of right by any Person other than the Ohio Commission; and no other consent, approval, authorization, order, registration or qualification of any court or governmental agency or body is required for solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by the Purchase Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Securities as contemplated by the Purchase Agreement.

     Terms capitalized but not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement. In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of public officials.

                                                                       EXHIBIT C

                    FORM OF OPINION OF COUNSEL TO THE INSURER

     The opinion of counsel for the insurer pursuant to Section 5(d) of the Purchase Agreement shall be to the effect that:

(i) Ambac Assurance is a stock insurance company duly organized and validly existing under the laws of the State of Wisconsin and duly qualified to conduct an insurance business in the States of Indiana and Ohio.

(ii) Ambac Assurance has full corporate power and authority to execute and deliver the Policy and the Policy has been duly authorized, executed and delivered by Ambac Assurance and constitutes a legal, valid and binding obligation of Ambac Assurance enforceable in accordance with its terms except to the extent that the enforceability (but not the validity) of such obligation may be limited by any applicable bankruptcy, insolvency, liquidation, rehabilitation or other similar law or enactment now or hereafter enacted affecting the enforcement of creditors' rights.

(iii)The execution and delivery by Ambac Assurance of the Policy will not, and the consummation of the transactions contemplated thereby and the satisfaction of the terms thereof will not, conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Authority, Articles of Incorporation or By-Laws of Ambac Assurance, or any restriction contained in any contract, agreement or instrument to which Ambac Assurance is a party or by which it is bound or constitute a default under any of the foregoing.

(iv) Proceedings legally required for the issuance of the Policy have been taken by Ambac Assurance and licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Policy.

(v) The statements contained in the Prospectus under the heading "The Policy and the Insurer," insofar as such statements constitute summaries of the matters referred to therein, accurately reflect and fairly present the information purported to be shown and, insofar as such statements describe Ambac Assurance, fairly and accurately describe Ambac Assurance.

(vi) The form of Policy set forth as Exhibit B to the Prospectus is a true and complete copy of the form of Policy.